UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2005

POWER-SAVE ENERGY CORP.
(Name of small business in its charter)

Colorado	0-31767	84-1536521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3940-7 Broad Street, #200, San Luis Obispo, CA		93401
(Address of principal executive offices)		(Zip Code)

Issuer's telephone number: (866) 297-7192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On November 30, 2005, this Issuer disseminated a press release announcing among other things, “…a Special Shareholder Program for its KVAR PU-1200 (US patent 5,440,442) Energy Saving Product…”

The Issuer wanted to clarify that particular statement in the press release so that our investors understand that the KVAR PU-1200 is not, in itself, US Patent 5,440,442 but is based upon US Patent 5,440,442.

A copy of the November 30, 2005 press release is attached as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER-SAVE ENERGY CORP.

By: /s/ Michael Forster, President

Date: December 6, 2005

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Power-Save Energy Corporation Announces Name Change and Special Shareholder Program for its KVAR PU-1200 (US patent 5,440,442) Energy Saving Device.

San Luis Obispo Calif., December 1, 2005 Power-Save Energy Corporation (PWVC) (Tabatha V Inc.) announced this morning that it has effected a name change from Tabatha V, Inc. to Power-Save Energy Corporation.

Additionally, management announced that Power-Save Energy Corp. will instigate a Special Shareholder Program for its KVAR PU-1200 (US patent 5,440,442) Energy Saving Product. Each Power-Save Energy Corp. shareholder of record as of June 1, 2006, who owns a minimum of 20,000 common shares of Power-Save Energy Corp. will receive directly from the Company a Certificate entitling that shareholder to receive one free KVAR PU-1200. The Company will request a registered shareholder list from its Transfer Agent on June 1, 2006 and send out one Certificate to each shareholder listed who holds a minimum of 20,000 shares.

About Power-Save Energy Corp.
Power-Save Energy Corp. is a marketing company dedicated to the mass market sale of energy saving products for homeowners. We intend to market quality, tested products and to continue to seek out and offer innovative new energy saving products to the consumer.

Power-Save Energy Corp. is utilizing the power of television to market the products. Our products will be sold via targeted DRTV (direct response television commercial) to consumers. Power-Save Energy Corp. intends to begin marketing the KVAR PU-1200 via a DRTV television commercial in early January 2006. The KVAR PU-1200 product is intended to reduce homeowner’s electricity consumption and therefore reduce their monthly electric utility bill. In previous installations, some homeowners have enjoyed monthly savings of up to 25% on their home electric utility bill.

Safe Harbor Statement
This press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on the Company's current expectations as to future events. However, the forward-looking events and circumstances discussed in this press release might not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements.

SOURCE Power-Save Energy Corporation www.power-save.com
Michael Forster, CEO, President Power-Save Energy Corporation, +1-866-297-7192

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